$2,000,000.00	McLean, Virginia

March 31, 2009

CONFESSED JUDGMENT PROMISSORY NOTE

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES
A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR
TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FOR VALUE RECEIVED, the undersigned, INNOLOG HOLDINGS CORPORATION, a Nevada corporation and INNOVATIVE LOGISTICS TECHNIQUES, INC., a Virginia corporation (collectively, the “Borrower”), promises unconditionally to pay to the order of WILLIAM DANIELCZYK, JOE KELLEY, MICHAEL KANE, HARRY JACOBSON, MEL BOOTH, BRUCE RIDDLE, STEVE MOSES, and IAN REYNOLDS, their successors or assigns (collectively, the “Lender”) the principal amount of Two Million Dollars ($2,000,000.00) (the “Principal Amount”), together with interest on the unpaid Principal Amount outstanding from time to time at the rate or rates hereafter specified and any and all other sums which may be owing to Lender by Borrower pursuant to this Note.  The following terms shall apply to this Note:

1.      Interest Rate.  As long as there is no existing uncured “Event of Default,” as hereafter defined, interest shall accrue and be payable on the outstanding Principal Amount at the same annual rate of interest established under the loan agreement, promissory note and other loan documents evidencing the Two Million Dollar ($2,000,000.00) loan from EagleBank to the Lender hereunder (the “EagleBank Loan”).  Interest shall be calculated on the basis of a year of 360 days applied to the actual days on which there exists an unpaid balance under this Note.

2.      Default Interest Rate.  Upon an “Event of Default,” as hereafter defined, Lender, in Lender’s sole discretion and without notice or demand, may raise the rate of interest accruing on the outstanding Principal Amount to a rate equal to the highest default interest rate established under the terms of the EagleBank Loan, independent of whether Lender elects to accelerate the unpaid principal balance as a result of such default.  Such default interest rate shall continue, in Lender’s sole discretion, until all defaults are cured.

3.      Principal and Interest Repayments.

(a)          Principal.  Borrower shall repay the entire outstanding Principal Amount, as well as all accrued and unpaid interest and all other sums due under this Note, in full, in immediately available funds, upon the demand of the holder of this Note, which demand may be made at any time in the sole and absolute discretion of the holder and without prior notice, provided however, that if no demand is made, all such amounts shall be fully repaid to Lender on that date which is two (2) years after the date of this Note.

(b)          Interest.  Borrower shall pay all accrued interest under this Note, in immediately available funds, on the 10th calendar day of each month beginning on April 10, 2009.

4.      Repayment Extension.  If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the Commonwealth of Virginia are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest under this Note.

5.      Late Charge.  Borrower shall pay a late charge (the “Late Charge”) of 5% of the amount then due if any payment in whole or in part due under this Note is not received by Lender within 15 days after its due date.  The late payment charge shall be payable to Lender on demand, or if demand is not made, then on the due date of the next payment under this Note.  A similar late charge may be imposed for each successive 30-day period during which all or any portion of such payment remains delinquent.  Such late charge shall be in addition to, and not in lieu of, any other right or remedy Lender may have, including the right to receive principal and interest and to reimbursement of costs and expenses.

6.      Manner and Application of Payments.  All payments due hereunder shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, in immediately available funds, without offset, deduction or recoupment.  Any payment by check or draft shall be subject to the condition that any receipt issued therefore shall be ineffective unless the amount due is actually received by Lender.  Each payment shall be applied first to the payment of any and all costs, fees and expenses incurred by or payable to Lender in connection with the collection or enforcement of this Note, second to the payment of all unpaid late charges (if any), third, to the payment of all accrued and unpaid interest hereunder and fourth, to the payment of the unpaid Principal Amount, or in any other manner which Lender may, in its sole discretion, elect from time to time.

7.      Prepayment.  This Note may be prepaid in whole or in part at any time without premium or penalty, provided that each payment shall be accompanied by payment of all unpaid costs, fees, expenses and late charges, if any, which are due plus all accrued and unpaid interest due as of the date of such prepayment.

8.      Obligations.  The term “Obligations” shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to Lender by Borrower of any nature whatsoever, including all past, present and future indebtedness and liabilities of Borrower to Lender for the payment of money (extending to the Principal Amount and all interest, fees, late charges, expense payments, liquidation costs, and attorneys’ fees and expenses), whether similar or dissimilar, related or unrelated, matured or unmatured, direct or indirect, contingent or noncontingent, primary or secondary, alone or jointly with others, now due or to become due, now existing or hereafter created, and whether or not now contemplated.  If more than one Obligation is outstanding, each payment may be applied to such of the Obligations as Lender shall determine in its sole discretion.

9.      Loan Documents.  The obligations of Borrower evidenced by this Note are secured by, guaranteed by, and are a part of the obligations referred to in the Guaranty of Galen Capital Corporation made on even date herewith, any promissory note, letter agreement, guaranty of payment, pledge agreement, loan agreement, security agreement, hypothecation agreement, indemnity agreement, assignment or any other document or agreement previously, simultaneously or hereafter executed and delivered by Borrower and/or by any other Obligor, as hereinafter defined, singly or jointly with another person or persons to Lender, in connection with this Note, whether or not this Note is specifically referred to therein (as the same may from time to time be amended, collectively, the “Loan Documents”).

10.    Obligor.  The term “Obligor” shall mean, individually and collectively, Borrower, each endorser, guarantor and surety of this Note, together with such Obligor’s successors and assigns.

11.    Events of Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Note:

(a)          the failure of Borrower or any other Obligor to pay any sum due under this Note when due, whether by demand or otherwise;

(b)          the failure of any Obligor to perform, observe or comply with any of the Loan Documents;

(c)          the filing of any petition for relief under the United States Bankruptcy Code or any similar federal or state statute by or against any Obligor;

(d)          the making of an application for the appointment of a custodian, trustee or receiver for, or of a general assignment for the benefit of creditors by, any Obligor;

(e)          the insolvency of any Obligor or the failure of any Obligor generally to pay debts as such debts become due;

(f)          any representation or information contained in any financial statement or any other document given by any Obligor to Lender that is not in all material respects true and complete;

(g)          the determination in good faith by Lender that a material adverse change has occurred in the financial condition of any Obligor;

(h)          the determination in good faith by Lender that the security for the Obligations is inadequate;

(i)           the occurrence of any default by any Obligor under any of the Loan Documents;

(j)           the occurrence of any default by Lender under the EagleBank Loan; or

(k)          the determination in good faith by Lender that the prospect of payment of any of the Obligations is impaired.

12.    Rights and Remedies upon Default.  Upon the occurrence of an Event of Default hereunder, Lender, in Lender’s sole discretion and without notice to Borrower or any other Obligor, may: (a) declare the entire outstanding Principal Amount, together with all accrued interest and all other sums due under this Note, to be immediately due and payable, and the same shall thereupon become immediately due and payable without presentment, demand or notice, which are hereby expressly waived; (b) exercise its right of setoff against any money, funds, credits or other property of any nature whatsoever of Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, Lender or any affiliate of Lender in any capacity whatsoever; (c) terminate any outstanding commitments of Lender to Borrower or any other Obligor; (d) exercise its right to confess judgment against Borrower as provided hereinafter; and (e) exercise any or all rights, powers and remedies provided for in the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise.

13.    Remedies Cumulative.  Each right, power and remedy of Lender hereunder, under the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies.  No failure or delay by Lender to insist upon the strict performance of any one or more provisions of this Note or of the Loan Documents or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof or preclude Lender from exercising any such right, power or remedy.  By accepting full or partial payment after the due date of any amount of principal of or interest on this Note, or other amounts payable on demand, Lender shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Note or other amounts payable on demand, or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note.

14.    Security. This Note shall also serve as a Security Agreement.  As security for the payment of the obligations under this Note or any of the Loan Documents, Borrower and any Obligor who signs this Note hereby grants a security interest in all of the Borrower’s (a) Accounts; (b) As-extracted collateral; (c) Chattel paper; (d) Deposit accounts; (e) Documents; (f) Equipment; (g) Farm products; (h) Fixtures; (i) General intangibles; (j) Goods; (k) Instruments; (l) Inventory; (m) Investment property; (n) Letter-of-credit rights; and (o) Proceeds and products of all of the foregoing (collectively, the “Collateral”).  “Debtor” means any person having an interest in any Collateral which secures this Note, now or hereafter.  Debtor shall have all risk of loss of the Collateral.  Lender shall have no liability or duty, either before or after the occurrence of an Event of Default, on account of loss of or damage to, to collect or enforce any of its rights against, the Collateral, to collect any income accruing on the Collateral, or to preserve rights against account debtors or other parties with prior interests in the Collateral.  If Lender actually receives any notices requiring action with respect to Collateral in Lender’s possession, Lender shall take reasonable steps to forward such notices to any Debtor.  Debtor is responsible for responding to notices concerning the Collateral, voting the Collateral and exercising rights and options, calls and conversions of the Collateral.  Lender’s sole responsibility is to take such action as is reasonably requested by Debtor in writing; however, Lender is not responsible to take any action that, in Lender’s sole judgment, would affect the value of the Collateral as security for the Obligations adversely.

Lender’s collection and enforcement of Collateral against account debtors and other persons obligated thereon shall be deemed to be commercially reasonable if Lender exercises the care and follows the procedures that Lender generally applies to the collection of obligations owed directly to Lender.  Lender may apply all Collateral and proceeds of Collateral coming into Lender’s possession to any of the Obligations, whether matured or unmatured, as Lender shall determine in its sole but reasonable discretion.  Lender may defer the application of non-cash proceeds of Collateral, including, but not limited to, non-cash proceeds collected from account debtors and other persons obligated on Collateral, to the Obligations until cash proceeds are actually received by Lender.

If and only if Lender is required by the Virginia Uniform Commercial Code to give Borrower notice of any disposition of Collateral, Borrower agrees that commercial reasonableness and good faith require Lender to give Borrower no more than 5 days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or other intended disposition is to be made of collection and enforcement.  Borrower agrees that it is commercially reasonable for Lender to disclaim all warranties which arise with respect to the disposition of the Collateral.

15.    Confession of Judgment.  IN THE EVENT OF ANY DEFAULT UNDER THIS INSTRUMENT, INCLUDING, BUT NOT LIMITED TO ANY PAYMENT UNDER THIS INSTRUMENT NOT BEING PAID WHEN DUE, WHETHER AT MATURITY, BY ACCELERATION OR OTHERWISE, BORROWER HEREBY IRREVOCABLY APPOINTS AND CONSTITUTES JOHN J. MATTEO, DAVID H. COX AND/OR JASON A. PARDO, ATTORNEYS LICENSED TO PRACTICE LAW IN THE COMMONWEALTH OF VIRGINIA AND WHOSE ADDRESSES ARE C/O JACKSON & CAMPBELL, P.C., 1120 20TH STREET, N.W., SOUTH TOWER, WASHINGTON, DC 20036-3437, ANY ONE OF WHOM MAY ACT WITHOUT THE JOINDER OF THE OTHER(S), AS BORROWER'S DULY CONSTITUTED ATTORNEY-IN-FACT TO APPEAR IN THE CLERK'S OFFICE OF THE CIRCUIT COURT OF FAIRFAX COUNTY, VIRGINIA, OR IN ANY OTHER COURT OF COMPETENT JURISDICTION, AND TO CONFESS JUDGMENT PURSUANT TO THE PROVISIONS OF SECTION 8.01-432 OF THE CODE OF VIRGINIA OF 1950, AS AMENDED, AGAINST BORROWER FOR ALL PRINCIPAL AND INTEREST AND ANY OTHER AMOUNTS DUE AND PAYABLE UNDER THIS INSTRUMENT AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF THE LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ATTORNEY'S FEES AND COLLECTION FEES AS PROVIDED IN THIS INSTRUMENT (TO THE EXTENT PERMITTED BY LAW). THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND MAY NOT BE TERMINATED BY BORROWER AND SHALL NOT BE REVOKED OR TERMINATED BY BORROWER AND SHALL NOT BE REVOKED OR TERMINATED BY BORROWER'S DEATH, DISABILITY OR DISSOLUTION. IF A COPY OF THE INSTRUMENT, VERIFIED BY AFFIDAVIT, SHALL HAVE BEEN FILED IN THE ABOVE CLERK'S OFFICE, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. BORROWER RELEASES ALL ERRORS AND WAIVES ALL RIGHTS OF APPEAL, STAY OF EXECUTION, AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. BORROWER SHALL, UPON LENDER'S REQUEST, NAME SUCH ADDITIONAL OR ALTERNATIVE PERSON(S) DESIGNATED BY LENDER AS BORROWER'S DULY CONSTITUTED ATTORNEY(S)-IN-FACT TO CONFESS JUDGMENT AGAINST THE BORROWER. NO SINGLE EXERCISE OF THE POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER AND NO JUDGMENT AGAINST FEWER THEN ALL THE PERSONS CONSTITUTING THE BORROWER SHALL BAR SUBSEQUENT ACTION OR JUDGMENT AGAINST ANY ONE OR MORE OF SUCH PERSONS AGAINST WHOM JUDGMENT HAS NOT BEEN OBTAINED IN THIS INSTRUMENT.

16.    Collection Expenses.  If this Note is placed in the hands of an attorney for collection following the occurrence of an Event of Default hereunder, Borrower agrees to pay to Lender upon demand all costs and expenses, including, without limitation, all attorney’s fees and court costs incurred by Lender in connection with the enforcement or collection of this Note (whether or not any action has been commenced by Lender to enforce or collect this Note) or in successfully defending any counterclaim or other legal proceeding brought by Borrower contesting Lender’s right to collect the outstanding Principal Amount or any other amount due and payable hereunder.  The obligation of Borrower to pay all such costs and expenses shall not be merged into any judgment by confession against Borrower.  All of such costs and expenses shall bear interest at the higher of the rate of interest provided herein or any default rate of interest provided herein, from the date of payment by Lender until repaid in full.

17.    Interest Rate After Judgment.  If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, fees, and costs) shall bear interest at the higher of: (a) the rate of interest provided herein; (b) any default rate of interest provided herein; or (c) the legal rate of interest then applicable to judgments in the jurisdiction in which judgment was entered.

18.    Maximum Rate of Interest.  Notwithstanding any provision of this Note or the Loan Documents to the contrary, Borrower shall not be obligated to pay interest pursuant to this Note in excess of the maximum rate of interest permitted by the laws of any state determined to govern this Note or the laws of the United States applicable to loans in such state.  If any provisions of this Note shall ever be construed to require the payment of any amount of interest in excess of that permitted by applicable law, then the interest to be paid pursuant to this Note shall be held subject to reduction to the amount allowed under applicable law and any sums paid in excess of the interest rate allowed by law shall be applied in reduction of the principal balance outstanding pursuant to this Note.  Borrower acknowledges that it has been contemplated at all times by Borrower that the laws of the Commonwealth of Virginia will govern the maximum rate of interest that it is permissible for Lender to charge Borrower pursuant to this Note.

19.    Certain Waivers by Borrower.  Borrower waives demand, presentment, protest and notice of demand, of non-payment, of dishonor and of protest of this Note.  Lender, without notice to or further consent of Borrower or any other Obligor and without in any respect compromising, impairing, releasing, lessening or affecting the obligations of Borrower hereunder or under any of the Loan Documents, may: (a) release, surrender, waive, add, substitute, settle, exchange, compromise, modify, extend or grant indulgences with respect to (i) this Note, (ii) any of the Loan Documents, (iii) all or any part of any collateral or security for this Note and/or (iv) any Obligor; (b) complete any blank space in this Note according to the terms upon which the loan evidenced hereby is made; and (c) grant any extension or other postponements of the time of payment hereof.

20.    Choice of Law; Forum Selection; Consent to Jurisdiction.  This Note shall be governed by, construed and interpreted in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof).  Borrower hereby (a) agrees that all disputes and matters whatsoever arising under, in connection with, or incident to this Note shall be litigated, if at all, in and before a court located in the Commonwealth of Virginia to the exclusion of the courts of any other state or country, and (b) irrevocably submits to the non-exclusive jurisdiction of any Virginia court or federal court sitting in the Commonwealth of Virginia in any action or proceeding arising out of or relating to this Note, and hereby irrevocably waives any objection to the laying of venue of any such action or proceeding in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum.  A final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

21.    Subsequent Holders.  In the event that any holder of this Note transfers this Note for value, Borrower agrees that except with respect to subsequent holders with actual knowledge of a claim or defense, no subsequent holder of this Note shall be subject to any claims or defenses which Borrower may have against a prior holder (which claims or defenses are not waived as to prior holders), all of which are waived as to the subsequent holder, and that all such subsequent holders shall have all of the rights of a holder in due course with respect to Borrower even though the subsequent holder may not qualify, under applicable law, absent this paragraph, as a holder in due course.

22.    Invalidity of Any Part.  If any provision or part of any provision of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or any remaining part of any provision) of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained in this Note, but only to the extent of its invalidity, illegality or unenforceability.  In any event, if any such provision pertains to the repayment of the indebtedness evidenced by this Note, then and in such event, at Lender’s option, the outstanding Principal Amount, together with all accrued and unpaid interest thereon and any other amount due and payable hereunder, shall become immediately due and payable.

23.    WAIVER OF JURY TRIAL.  BORROWER HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER AND BORROWER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS NOTE, ANY OF THE LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE BORROWER-LENDER RELATIONSHIP BETWEEN THE PARTIES.  IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS, WHETHER INITIATED BY BORROWER AGAINST LENDER OR INITIATED BY LENDER AGAINST BORROWER.  THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  LENDER IS HEREBY AUTHORIZED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND BORROWER SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY.  BORROWER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

24.    Service of Process.  Borrower hereby consents to process being served in any suit, action or proceeding instituted in connection with this Note by the mailing of a copy thereof to Borrower by certified mail, postage prepaid, return receipt requested.  Borrower hereby irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action or proceeding.  Nothing in this Note shall affect the right of Lender to serve process in any other manner otherwise permitted by law, and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any other jurisdiction or jurisdictions.

25.    Notices.  Any notice, request or other communication in connection with this Note, shall be in writing and, if sent by registered or certified mail, shall be deemed to have been given when received by the party to whom directed, or, if sent by mail but not registered or certified, when deposited in the mail, postage prepaid, provided that any such notice or communication shall be addressed to a party hereto as provided below (or at such other address as such party shall specify in writing to the other parties hereto):

(a) If to Borrower, at:	Innolog Holdings Corporation;
Innovative Logistics Techniques, Inc.
8300 Greensboro Drive, Suite 225
McLean, Virginia 22102
Attn: William P. Danielczyk

With a copy to:	John J. Matteo, Esq.
Jackson & Campbell, P.C.
1120 20th Street, N.W.
Washington, D.C. 20036

(b) If to Lender, at:	William Danielczyk
8300 Greensboro Drive, Suite 225
McLean, Virginia 22102

Joe Kelley
_____________________
_____________________

Michael Kane
30 Burton Hills Blvd., Suite 210
Nashville, TN 37215

Harry Jacobson,
_____________________
_____________________

Mel Booth
_____________________
_____________________

Bruce Riddle
2401 Research Blvd., Suite 101
Rockville, MD 20850

Steve Moses
_____________________
_____________________

Ian Reynolds
_____________________
_____________________

Notwithstanding anything to the contrary, all notices and demands for payment from Lender actually received in writing by Borrower shall be considered to be effective upon receipt thereof by Borrower regardless of the procedure or method utilized to accomplish such delivery thereof to Borrower.

26.    Commercial Loan.  The Borrower warrants that this Note is the result of a commercial loan transaction and that (i) such transaction is undertaken solely to acquire or carry on a business or commercial enterprise, or (ii) the Borrower is a business or commercial organization.

27.    Miscellaneous.  Time is of the essence under this Note.  The paragraph headings of this Note are for convenience only, and shall not limit or otherwise affect any of the terms hereof.  This Note and the Loan Documents, if any, constitute the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations or agreements, oral or written, with respect thereto.  Lender may, without notice to or consent of Borrower, sell, assign, pledge or transfer this Note or sell, assign, transfer or grant participations in all or any part of the obligations evidenced by this Note to others at any time and from time to time, and Lender may divulge to any potential assignee, transferee or participant all information, reports, financial statements and documents obtained in connection with this Note and any other Loan Documents or otherwise.  No modification, release or waiver of this Note shall be deemed to be made by Lender unless in writing signed by Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved.  No course of dealing or conduct shall be effective to modify, release or waive any provisions of this Note or any of the other Loan Documents.  This Note shall inure to the benefit of and be enforceable by Lender and Lender’s successors and assigns and any other person to whom Lender may grant an interest in the obligations evidenced by this Note and shall be binding upon and enforceable against Borrower and Borrower’s personal representatives, successors, heirs and assigns.  Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders.  This Note may be executed in any number of counterparts, all of which, when taken together shall constitute one Note.

IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the day and year first hereinabove set forth.

WITNESS/ATTEST:	BORROWER:

INNOLOG HOLDINGS CORPORATION

	By:	(SEAL)
MICHAEL KANE, SECRETARY	WILLIAM P. DANIELCZYK, PRESIDENT

INNOVATIVE LOGISTICS TECHNIQUES, INC.

	By:	(SEAL)
_______________, SECRETARY	NAME:
TITLE:

STATE OF _______________________

CITY/COUNTY OF ___________: to wit:

The foregoing instrument was acknowledged before me this ___ day of ________, 2009, by William P. Danielczyk, the President of Innolog Holdings Corporation, a Nevada corporation, on behalf of the corporation.

Notary Public

My Commission Expires: ____________________

STATE OF _______________________

CITY/COUNTY OF ___________: to wit:

The foregoing instrument was acknowledged before me this ___ day of ________, 2009, by Michael Kane, the Secretary of Innolog Holdings Corporation, a Nevada corporation, on behalf of the corporation.

Notary Public

My Commission Expires: ____________________

STATE OF _______________________

CITY/COUNTY OF ___________: to wit:

The foregoing instrument was acknowledged before me this ___ day of ________, 2009, by __________________ the ______________ of Innovative Logistics Techniques, Inc., a Virginia corporation, on behalf of the corporation.

Notary Public

My Commission Expires: ____________________

STATE OF _______________________

CITY/COUNTY OF ___________: to wit:

The foregoing instrument was acknowledged before me this ___ day of ________, 2009, by __________________ the Secretary of Innovative Logistics Techniques, Inc., a Virginia corporation, on behalf of the corporation.

Notary Public

My Commission Expires: ____________________